ForeRetirement III Variable Annuity

Supplement Dated November 9, 2018 to your

Prospectus dated May 1, 2018

Franklin Small Cap Value VIP Fund

On November 1, 2018, the investment management services and personnel providing such services of Franklin Advisory Services, LLC were restructured into Franklin Mutual Advisers, LLC.  Effective November 1, 2018, Franklin Mutual Advisers, LLC replaced Franklin Advisory Services, LLC as investment manager of the Franklin Small Cap Value VIP Fund.

The Investment Adviser/Sub-Adviser under Franklin Templeton Variable Insurance Products Trust in Appendix C – Fund Data of your prospectus is deleted and replaced as follows for the above referenced Fund:

Adviser/Sub-Adviser Prior to November 1, 2018	Adviser/Sub-Adviser as of November 1, 2018
Franklin Advisory Services, LLC	Franklin Mutual Advisers, LLC

This Supplement Should Be Retained For Future Reference.

FRIII-110918-IA